Annual
Report

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                                                               DECEMBER 31, 2002




MUTUAL BEACON FUND




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FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS

                                           THANK YOU FOR INVESTING WITH FRANKLIN
                                        TEMPLETON. WE ENCOURAGE OUR INVESTORS TO
                                            MAINTAIN A LONG-TERM PERSPECTIVE AND
                                            REMEMBER THAT ALL SECURITIES MARKETS
                                        MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND
                                           SHARE PRICES. WE APPRECIATE YOUR PAST
                                        SUPPORT AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]                                      [PHOTO OMITTED]
DAVID J. WINTERS, CFA                                MATTHEW T. HAYNES, CFA
CO-PORTFOLIO MANAGER                                 CO-PORTFOLIO MANAGER
MUTUAL BEACON FUND                                   MUTUAL BEACON FUND

PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC







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
CONTENTS

Shareholder Letter .................   1

Performance Summary ................  10

Financial Highlights &
Statement of Investments ...........  14

Financial Statements ...............  29

Notes to
Financial Statements ...............  33

Independent
Auditors' Report ...................  42

Tax Designation ....................  43

Board Members
and Officers .......................  44







SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: MUTUAL BEACON FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Mutual Beacon Fund covers the fiscal year ended December 31, 2002. The 12-month period under review was the third consecutive year in an ongoing, brutal bear market. In this difficult investment environment, Mutual Beacon Fund - Class Z posted a -11.05% cumulative total return for the year ended December 31, 2002, as shown in the Performance Summary beginning on page
10. This compared favorably with its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which fell 22.09% for the same period. The Lipper Multi-Cap Value Funds Average declined 17.91% during the same time. 1 Although we were not completely immune to the financial markets' multi-year downdraft, our disciplined value-oriented investment style





1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 12/31/02, the Lipper Multi-Cap Value Funds Average comprised 476 mutual funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 18.





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FUND CATEGORY
Global

Growth

Growth & Income

Income

Tax-Free Income

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------
was the primary reason for the Fund's relative outperformance.

As always, we encourage our shareholders to evaluate the Fund's performance in the appropriate context. At Mutual Series, we are long-term value investors, and we strive to generate superior long-term results with less risk than the overall market. While considering this objective, we refer you to the Performance Summary for a more detailed, standardized view of the Fund's performance for all share classes. For example, for the 10-year period ended December 31, 2002, the Fund's Class Z shares posted a 12.13% average annualized return, which compared favorably with its benchmarks.

Another important consideration in this investment environment is the Fund's performance since the onset of the bear market nearly three years ago. As shown in the chart to the left, for the past three years ended December 31, 2002, since just before most major equity markets peaked, Mutual Beacon Fund - Class Z delivered a 7.92% gain, while the S&P 500 fell 37.59% and many major international benchmarks experienced even greater declines. 3 Three years of declining stock prices are unlikely to leave anyone unscathed, but we are extremely proud to have preserved your capital throughout this difficult three-year period. We believe successful investing is as much about avoiding and containing losses as it is about achieving profits.




AVERAGE ANNUAL TOTAL RETURN 2

CLASS Z             12/31/02
-----------------------------
1-Year               -11.05%

5-Year                 5.23%

10-Year               12.13%


3-YEAR TOTAL
RETURN COMPARISON 3
1/1/00-12/31/02


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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


Mutual Beacon Fund--Class Z   7.92%
S&P 500 Index               -37.59%



2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Source: Standard & Poor's Micropal. For a description of the S&P 500, see footnote 1. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 12/31/02. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.

Looking back, it would be easy to blame the market's recent malaise on the bursting of the technology, media and telecom-munications bubble. Although it was one of the largest single contributors to the general decline in stocks, it also serves to illustrate what ailed many industries in the late 1990s. In the pursuit of perpetual growth during a period when access to capital was easy, many companies around the world overbuilt productive capacity, thereby damaging long-term pricing power. This, in turn, pinched profit margins, and the effect was magnified as demand for their products slowed. While evident in areas of information technology such as semiconductors, it was also the case in many industries ranging from financial services to electric power generation. As the growth rate of corporate profits slowed, the market was no longer willing to support stocks at the lofty valuations prevalent in the 1990s. This unfortunate confluence of circumstances was only exacerbated by instances of corporate fraud, excessive executive compensation, overly aggressive accounting practices and inadequate corporate governance. The collective confidence of investors has been deeply shaken, which can explain some part of the market's decline. While the process has been painful, we believe the ongoing elimination of these excesses is good for the long-term health of global economies and local communities alike.

In 2002, the U.S. economy experienced modest growth, with gross domestic product expanding 2.4%. In an effort to ensure the economy sustained a positive trend, the U.S. Federal Reserve Board cut interest rates in November bringing the federal funds target rate to 1.25%, the lowest level in more than four decades. During the year under review, low interest rates allowed automotive manufacturers to continue offering attractive financing rates, which facilitated demand. The low interest rate environment also



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S.                                                    44.1
U.K.                                                     7.7
Canada                                                   4.8
France                                                   3.9
Netherlands                                              2.8
Spain                                                    2.7
South Africa                                             1.8
Switzerland                                              1.4
Japan                                                    1.3
Denmark                                                  1.3
Irish Republic                                           1.2
Germany                                                  1.0
Other Countries                                          2.8
Government Agencies & Other Net Assets                  23.2
encouraged consumers to purchase, remodel and refinance homes. While we are doubtful consumer demand can improve materially from its recent levels, particularly in automobiles and housing, the strength of the U.S. consumer helped drive the modest economic growth seen in 2002.

In this challenging environment, we maintained our unique, three-pronged approach to investing, which has produced attractive returns over time with less risk and volatility than the overall market. First, we invest the majority of the Fund in equities that we believe are trading at a substantial discount to their intrinsic value. Second, we seek out opportunities in distressed situations, investing principally in the debt of companies that have filed for bankruptcy court protection but have significant assets to support the investment case. Third, we look for arbitrage opportunities in mergers and acquisitions. While bankruptcy and arbitrage investment require highly specialized skills, we have been involved in these areas for years and have found many attractive opportunities for the Fund over time.

The Fund's three best performers in 2002 were media companies Washington Post and E.W. Scripps, and International Steel Group (ISG). Washington Post, the publisher of its namesake newspaper, was the Fund's top performing position. Washington Post also owns NEWSWEEK magazine, Kaplan educational company and CableONE cable television systems. After years of investing in Kaplan and CableONE, Washington Post recently began reaping the rewards of strong revenue growth and cash flow, key drivers to the stock's performance over the past year.

E.W. Scripps, headquartered in Cincinnati, Ohio, was another solid performer. One of the oldest media companies in the U.S., E.W. Scripps owns and operates 21 newspapers, 10 television stations and 4 cable networks including Food Network and



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
12/31/02

                           % OF TOTAL
                           NET ASSETS
-------------------------------------

Insurance                      8.9%

Media                          7.6%

Tobacco                        5.9%

Food Products                  4.4%

Beverages                      3.8%

Metals & Mining                3.3%

Banks                          3.2%

Oil & Gas                      3.1%

Diversified Financials         2.6%

Pharmaceuticals                2.5%

Home & Garden Television. During 2002's first half, E.W. Scripps demonstrated that it had successfully restructured and turned around its Denver newspaper division, a business that had previously been suffering losses. Its cable assets continued to generate material top-line growth and cash flow, which also contributed to the stock's price appreciation. Finally, E.W. Scripps was buoyed by expectations that the Federal Communications Commission may relax television station ownership regulation, which could usher in further consolidation and higher asset prices.

Another strong performer during the year under review was ISG. ISG was formed by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. By purchasing the assets out of bankruptcy, the new company was able to leave behind many of LTV's legacy liabilities, resulting in a significantly lower cost structure. We were able to invest in privately held ISG at a very low multiple of expected earnings.

Another positive contributor in 2002 was Railtrack Group, which was one of our poorest performers in 2001. As we wrote in last year's annual report to shareholders, the company's main operating subsidiary was forced into administration -- the British equivalent of bankruptcy -- in an action which we believed was tantamount to the government's seizing of the company's equity value without compensation. We expended considerable energy in late 2001 and into 2002 in an effort to recover appropriate value from our investment. We joined forces with other shareholders, and through a highly effective legal and public relations campaign, we were able to put sufficient pressure on the British government to offer an acceptable price for the assets.

Unfortunately, not all of our investments were successful in 2002. A few of our worst performers included Sprint and AT&T Wireless. Our investments in Sprint Corp. FON Group and AT&T Wireless, two telecommunications companies, declined when we underestimated the degree of industry overcapacity as well as how severely a weak economy would impact demand for telecommunications services. We eliminated both positions by year-end.

It has been said that out of most difficulties come fantastic opportunities. Although we cannot be sure the worst is behind us, we have found several attractive opportunities amid the rubble. One example is French food and beverage company Groupe Danone. The company produces various snacks, dairy products and bottled water. Fresh dairy products and beverages account for 75% of sales, and a new joint venture in bottled water with Coca-Cola should boost business further. The stock trades at a significant discount to our estimate of its intrinsic value, and we believe this discount will narrow. In addition, we believe that management is focused on growing the company's intrinsic value over time. We are actively engaging management to evaluate the company's capital allocation decisions to maximize the enterprise's financial health and long-term value.

We found another opportunity in Nestle, the world's largest food company as measured by sales. Nestle generates over 70% of its sales from six brands, enabling the company to generate significant operational efficiencies. After adjusting for the value of Nestle's stakes in Alcon and L'Oreal, we bought one of the world's leading beverage, confectionery, pet food and ice cream companies at a substantial discount to its peers, particularly relative to its U.S. counterparts. Nestle boasts an AAA debt rating, one of the food industry's highest growth rates, generates substantial free cash flow, operates a substantial cost-saving program and carries a rock-solid balance sheet.

At year-end, our largest position was White Mountains Insurance Group. We have owned this company for many years and consider it one of the insurance industry's best-managed


TOP 10 HOLDINGS
12/31/02

COMPANY
SECTOR/INDUSTRY,                    % OF TOTAL
COUNTRY                             NET ASSETS
----------------------------------------------

White Mountains Insurance
Group Inc. (Common,
Restricted & Preferred)                 3.0%
INSURANCE, U.S.

Berkshire Hathaway
Inc., A & B                             2.8%
INSURANCE, U.S.

Washington Post Co., B                  2.1%
MEDIA, U.S.

Altadis SA                              2.1%
TOBACCO, SPAIN

British American Tobacco
PLC (Ord. & ADR)                        1.6%
TOBACCO, U.K.

Liberty Media Corp., A                  1.4%
MEDIA, U.S.

E.W. Scripps Co., A                     1.2%
MEDIA, U.S.

Carlsberg AS, B                         1.2%
BEVERAGES, DENMARK

Brown-Forman Corp., A & B               1.1%
BEVERAGES, U.S.

PG&E Corp. (Common &
Fixed Income)                           1.1%
ELECTRIC UTILITIES, U.S.

entities. The tragic events of September 11, 2001, resulted in substantial losses for the property and casualty (P&C) insurance industry. The industry's financial losses from this unexpected occurrence exacerbated already increasing losses from asbestos settlements, floods in Europe, and an erosion of capital within most companies' investment portfolios. As a result, many of White Mountains' competitors faced challenging financial situations. We believe these circumstances will continue to support and extend the P&C insurance industry's current, strong pricing cycle. Under this scenario, well-capitalized players, such as White Mountains, will likely strengthen their competitive positions.

In 2002, the process of regularly reevaluating our positions resulted in the sale or reduction in several of our largest positions from the previous fiscal year-end. Among the past year's largest positions, we liquidated our investment in Telephone & Data Systems (TDS), a long-time holding. We sold TDS after management made what we regarded as an ill-advised and overpriced acquisition, which destroyed shareholder value. We also sold our positions in Federated Department Stores and May Department Stores when we grew concerned about the U.S. consumer's ability to maintain historical spending rates. We sold International Paper holdings when its stock appreciated well ahead of underlying fundamentals. We also substantially reduced our PG&E Corp. position when we thought the stock became fully valued in early 2002 after more than doubling from our average cost in 2001. We repurchased some of our PG&E position when, in our view, the stock became undervalued again in August.

As shown in the chart on page 8, over the 12 years ended December 31, 2002, defaulted and distressed corporate debt, both public and private, reached record levels. We will continue to canvass this corporate minefield to find the gems. In particular, we are intrigued by sectors with real assets that attracted huge capital during the economic boom, such as utilities and telecommunications. For example, during the reporting period, we invested in debt issued by Qwest, one of the high-profile "darlings" of the late 1990s' boom years. We were able to buy bonds at a very low valuation relative to their core telecommunications business.


DEFAULTED AND DISTRESSED PUBLIC AND PRIVATE DEBT MARKET ($ BILLIONS)4

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


Year          Face Value       Market Value
1990            $ 300            $ 204
1992            $ 202            $ 124
1993            $ 160            $  97
1995            $ 101            $  64
1998            $  78            $  55
1999            $ 270            $ 187
2000            $ 652            $ 407
2001            $ 681            $ 399
2002            $ 942            $ 513



There is no doubt that the past three years have proven very trying for equity investors. Although no one can predict the market's direction with certainty, recent share prices seem to present a more attractive overall valuation level. Much of the recent stresses in corporations and the financial markets plays to our strengths as long-term value investors. The continual flow of bankruptcies keeps us very busy as we seek to identify the handful of truly compelling opportunities that will most likely present themselves. The market's weakness and volatility, while unsettling to many investors, can present excellent opportunities to generate future returns for those who have capital to invest and a rational investment philosophy. We believe the Fund is extremely well positioned in this environment.

As always, we will continue to work diligently and carefully to deliver attractive risk-adjusted returns for our shareholders. We


4. Source: E. Altman, NYU Salomon Center, Stern School of Business. Distressed debt is defined as having a yield-to-maturity spread greater than or equal to 1000 basis points over comparable Treasuries. Some years not shown because no survey results were available.

appreciate your participation in Mutual Beacon Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

\S\DAVID J. WINTERS
David J. Winters, CFA

\S\MATTHEW T. HAYNES
Matthew T. Haynes, CFA

Co-Portfolio Managers
Mutual Beacon Fund



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic 0 conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS Z                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.74         $11.31    $13.05

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.2024
Short-Term Capital Gain        $0.0261
Long-Term Capital Gain         $0.0845
                               -------
       Total                   $0.3130

CLASS A                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.74         $11.27    $13.01

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1591
Short-Term Capital Gain        $0.0261
Long-Term Capital Gain         $0.0845
                               -------
       Total                   $0.2697

CLASS B                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.73         $11.07    $12.80

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1029
Short-Term Capital Gain        $0.0261
Long-Term Capital Gain         $0.0845
                               -------
       Total                   $0.2135

CLASS C                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.73         $11.21    $12.94

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.0820
Short-Term Capital Gain        $0.0261
Long-Term Capital Gain         $0.0845
                               -------
       Total                   $0.1926


Mutual Beacon Fund paid distributions derived from long-term capital gains totaling 8.45 cents ($0.0845) per share in June and December 2002. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance does not guarantee future results.



--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE

CLASS Z                               1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------
Cumulative Total Return 1             -11.05%    29.02%  214.32%
Average Annual Total Return 2         -11.05%     5.23%   12.13%
Value of $10,000 Investment 3          $8,895   $12,902  $31,432


                                                       INCEPTION
CLASS A                               1-YEAR   5-YEAR  (11/1/96)
-----------------------------------------------------------------
Cumulative Total Return 1             -11.41%    26.74%   65.10%
Average Annual Total Return 2         -16.48%     3.62%    7.44%
Value of $10,000 Investment 3          $8,352   $11,945  $15,591


                                                       INCEPTION
CLASS B                               1-YEAR   3-YEAR  (1/1/99)
-----------------------------------------------------------------
Cumulative Total Return 1             -11.96%     4.75%   20.81%
Average Annual Total Return 2         -15.42%     0.77%    4.29%
Value of $10,000 Investment 3          $8,458   $10,232  $11,827


                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (11/1/96)
-----------------------------------------------------------------
Cumulative Total Return 1             -11.99%    22.74%   58.67%
Average Annual Total Return 2         -13.73%     3.98%    7.60%
Value of $10,000 Investment 3          $8,627   $12,153  $15,740


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.




CLASS Z (1/1/93-12/31/02)

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Mutual Beacon Fund             S&P 500 4          Lipper Multi-Cap Value Funds Average 4
1/1/93             $10,000                   $10,000                        $10,000
1/31/93            $10,402                   $10,084                        $10,197
2/28/93            $10,561                   $10,221                        $10,293
3/31/93            $10,919                   $10,437                        $10,588
4/30/93            $10,723                   $10,184                        $10,430
5/31/93            $10,959                   $10,456                        $10,699
6/30/93            $11,133                   $10,486                        $10,785
7/31/93            $11,356                   $10,445                        $10,831
8/31/93            $11,680                   $10,840                        $11,230
9/30/93            $11,836                   $10,757                        $11,221
10/31/93           $12,275                   $10,980                        $11,427
11/30/93           $11,977                   $10,875                        $11,287
12/31/93           $12,293                   $11,007                        $11,556
1/31/94            $12,740                   $11,381                        $11,937
2/28/94            $12,625                   $11,073                        $11,715
3/31/94            $12,396                   $10,591                        $11,266
4/30/94            $12,602                   $10,727                        $11,366
5/31/94            $12,732                   $10,901                        $11,509
6/30/94            $12,641                   $10,634                        $11,280
7/31/94            $12,971                   $10,983                        $11,579
8/31/94            $13,472                   $11,432                        $12,030
9/30/94            $13,297                   $11,153                        $11,773
10/31/94           $13,269                   $11,403                        $11,868
11/30/94           $12,943                   $10,988                        $11,422
12/31/94           $12,983                   $11,151                        $11,526
1/31/95            $13,255                   $11,440                        $11,702
2/28/95            $13,707                   $11,885                        $12,168
3/31/95            $13,795                   $12,235                        $12,484
4/30/95            $14,184                   $12,595                        $12,793
5/31/95            $14,544                   $13,097                        $13,256
6/30/95            $14,707                   $13,401                        $13,537
7/31/95            $15,362                   $13,845                        $14,017
8/31/95            $15,599                   $13,879                        $14,187
9/30/95            $16,023                   $14,465                        $14,586
10/31/95           $15,701                   $14,413                        $14,330
11/30/95           $16,100                   $15,044                        $15,008
12/31/95           $16,345                   $15,335                        $15,248
1/31/96            $16,972                   $15,856                        $15,684
2/29/96            $17,427                   $16,004                        $15,891
3/31/96            $17,654                   $16,157                        $16,128
4/30/96            $17,896                   $16,395                        $16,427
5/31/96            $18,146                   $16,816                        $16,699
6/30/96            $18,030                   $16,880                        $16,561
7/31/96            $17,322                   $16,134                        $15,847
8/31/96            $17,917                   $16,474                        $16,348
9/30/96            $18,419                   $17,400                        $17,031
10/31/96           $18,583                   $17,880                        $17,356
11/30/96           $19,521                   $19,230                        $18,524
12/31/96           $19,808                   $18,850                        $18,419
1/31/97            $20,489                   $20,026                        $19,137
2/28/97            $20,931                   $20,184                        $19,328
3/31/97            $20,642                   $19,357                        $18,708
4/30/97            $20,764                   $20,510                        $19,260
5/31/97            $21,618                   $21,757                        $20,481
6/30/97            $22,243                   $22,732                        $21,208
7/31/97            $23,477                   $24,539                        $22,724
8/31/97            $23,229                   $23,165                        $22,177
9/30/97            $24,378                   $24,432                        $23,370
10/31/97           $23,601                   $23,616                        $22,500
11/30/97           $23,943                   $24,709                        $22,962
12/31/97           $24,362                   $25,134                        $23,345
1/31/98            $24,224                   $25,411                        $23,277
2/28/98            $25,535                   $27,243                        $24,856
3/31/98            $26,622                   $28,638                        $25,977
4/30/98            $26,967                   $28,927                        $26,112
5/31/98            $27,054                   $28,430                        $25,540
6/30/98            $26,864                   $29,584                        $25,675
7/31/98            $26,210                   $29,270                        $24,867
8/31/98            $22,626                   $25,044                        $21,129
9/30/98            $22,152                   $26,649                        $22,080
10/31/98           $23,470                   $28,815                        $23,818
11/30/98           $24,805                   $30,562                        $24,937
12/31/98           $24,938                   $32,322                        $25,727
1/31/99            $25,376                   $33,673                        $25,910
2/28/99            $25,090                   $32,626                        $25,224
3/31/99            $26,250                   $33,931                        $25,955
4/30/99            $28,322                   $35,244                        $27,974
5/31/99            $28,588                   $34,412                        $27,885
6/30/99            $29,372                   $36,322                        $28,808
7/31/99            $28,751                   $35,189                        $28,013
8/31/99            $27,723                   $35,013                        $27,195
9/30/99            $27,005                   $34,054                        $26,088
10/31/99           $27,762                   $36,209                        $26,925
11/30/99           $28,422                   $36,944                        $27,057
12/31/99           $29,126                   $39,120                        $27,882
1/31/00            $28,411                   $37,156                        $26,617
2/29/00            $27,611                   $36,454                        $25,469
3/31/00            $30,368                   $40,019                        $28,205
4/30/00            $30,010                   $38,815                        $28,163
5/31/00            $30,389                   $38,019                        $28,444
6/30/00            $30,033                   $38,958                        $27,762
7/31/00            $30,798                   $38,350                        $28,006
8/31/00            $32,079                   $40,732                        $29,779
9/30/00            $32,147                   $38,581                        $29,594
10/31/00           $32,686                   $38,419                        $30,369
11/30/00           $31,832                   $35,392                        $29,316
12/31/00           $33,299                   $35,565                        $31,095
1/31/01            $35,464                   $36,828                        $31,953
2/28/01            $35,265                   $33,473                        $31,135
3/31/01            $34,245                   $31,354                        $30,095
4/30/01            $35,663                   $33,787                        $31,781
5/31/01            $36,858                   $34,013                        $32,416
6/30/01            $37,141                   $33,187                        $31,891
7/31/01            $37,370                   $32,862                        $31,846
8/31/01            $36,582                   $30,808                        $30,773
9/30/01            $33,353                   $28,322                        $28,191
10/31/01           $33,328                   $28,863                        $28,563
11/30/01           $34,523                   $31,076                        $30,349
12/31/01           $35,335                   $31,350                        $31,147
1/31/02            $35,200                   $30,892                        $30,842
2/28/02            $35,416                   $30,296                        $30,675
3/31/02            $36,391                   $31,435                        $32,095
4/30/02            $36,716                   $29,530                        $31,229
5/31/02            $36,851                   $29,314                        $31,154
6/30/02            $34,305                   $27,227                        $28,880
7/31/02            $32,060                   $25,106                        $26,338
8/31/02            $32,361                   $25,269                        $26,612
9/30/02            $30,609                   $22,525                        $23,730
10/31/02           $31,020                   $24,505                        $25,059
11/30/02           $31,622                   $25,946                        $26,823
12/31/02           $31,432                   $24,423                        $25,586


AVERAGE ANNUAL TOTAL RETURN

CLASS Z             12/31/02
-----------------------------
1-Year               -11.05%

5-Year                 5.23%

10-Year               12.13%



CLASS A (11/1/96-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


Date                     Mutual Beacon Fund              S&P 500 4         Lipper Multi-Cap Value Funds Average 4
11/1/96                        $9,425                    $10,000                        $10,000
11/30/96                       $9,895                    $10,755                        $10,673
12/31/96                      $10,038                    $10,542                        $10,612
1/31/97                       $10,381                    $11,200                        $11,026
2/28/97                       $10,598                    $11,288                        $11,136
3/31/97                       $10,451                    $10,826                        $10,779
4/30/97                       $10,512                    $11,471                        $11,097
5/31/97                       $10,938                    $12,168                        $11,800
6/30/97                       $11,255                    $12,713                        $12,219
7/31/97                       $11,873                    $13,724                        $13,093
8/31/97                       $11,747                    $12,955                        $12,777
9/30/97                       $12,322                    $13,664                        $13,465
10/31/97                      $11,920                    $13,208                        $12,964
11/30/97                      $12,094                    $13,819                        $13,230
12/31/97                      $12,302                    $14,057                        $13,451
1/31/98                       $12,232                    $14,212                        $13,412
2/28/98                       $12,887                    $15,236                        $14,321
3/31/98                       $13,428                    $16,016                        $14,967
4/30/98                       $13,603                    $16,178                        $15,045
5/31/98                       $13,638                    $15,900                        $14,715
6/30/98                       $13,542                    $16,545                        $14,793
7/31/98                       $13,211                    $16,370                        $14,327
8/31/98                       $11,398                    $14,006                        $12,174
9/30/98                       $11,149                    $14,904                        $12,722
10/31/98                      $11,816                    $16,116                        $13,723
11/30/98                      $12,491                    $17,092                        $14,368
12/31/98                      $12,550                    $18,077                        $14,823
1/31/99                       $12,771                    $18,832                        $14,928
2/28/99                       $12,617                    $18,247                        $14,533
3/31/99                       $13,193                    $18,977                        $14,954
4/30/99                       $14,228                    $19,711                        $16,118
5/31/99                       $14,372                    $19,246                        $16,066
6/30/99                       $14,757                    $20,314                        $16,598
7/31/99                       $14,444                    $19,680                        $16,140
8/31/99                       $13,916                    $19,582                        $15,669
9/30/99                       $13,554                    $19,045                        $15,031
10/31/99                      $13,925                    $20,251                        $15,513
11/30/99                      $14,258                    $20,662                        $15,589
12/31/99                      $14,608                    $21,879                        $16,065
1/31/00                       $14,249                    $20,780                        $15,336
2/29/00                       $13,836                    $20,388                        $14,675
3/31/00                       $15,211                    $22,382                        $16,251
4/30/00                       $15,031                    $21,708                        $16,226
5/31/00                       $15,222                    $21,263                        $16,388
6/30/00                       $15,029                    $21,788                        $15,995
7/31/00                       $15,413                    $21,448                        $16,136
8/31/00                       $16,046                    $22,780                        $17,157
9/30/00                       $16,080                    $21,577                        $17,051
10/31/00                      $16,351                    $21,487                        $17,498
11/30/00                      $15,922                    $19,794                        $16,891
12/31/00                      $16,638                    $19,891                        $17,916
1/31/01                       $17,723                    $20,597                        $18,410
2/28/01                       $17,611                    $18,720                        $17,939
3/31/01                       $17,099                    $17,535                        $17,340
4/30/01                       $17,798                    $18,896                        $18,311
5/31/01                       $18,397                    $19,023                        $18,677
6/30/01                       $18,521                    $18,560                        $18,374
7/31/01                       $18,636                    $18,379                        $18,349
8/31/01                       $18,228                    $17,230                        $17,730
9/30/01                       $16,636                    $15,839                        $16,243
10/31/01                      $16,611                    $16,142                        $16,457
11/30/01                      $17,196                    $17,380                        $17,486
12/31/01                      $17,600                    $17,533                        $17,946
1/31/02                       $17,533                    $17,277                        $17,770
2/28/02                       $17,627                    $16,944                        $17,674
3/31/02                       $18,114                    $17,581                        $18,492
4/30/02                       $18,277                    $16,515                        $17,993
5/31/02                       $18,331                    $16,395                        $17,950
6/30/02                       $17,054                    $15,227                        $16,639
7/31/02                       $15,932                    $14,041                        $15,175
8/31/02                       $16,083                    $14,132                        $15,333
9/30/02                       $15,208                    $12,598                        $13,672
10/31/02                      $15,399                    $13,705                        $14,438
11/30/02                      $15,686                    $14,511                        $15,454
12/31/02                      $15,591                    $13,659                        $14,742

AVERAGE ANNUAL TOTAL RETURN

CLASS A                  12/31/02
---------------------------------
1-Year                    -16.48%

5-Year                      3.62%

Since Inception (11/1/96)   7.44%



Past performance does not guarantee future results.

CLASS B (1/1/99-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


Date                     Mutual Beacon Fund             S&P 500 4         Lipper Multi-Cap Value Funds Average 4
1/1/99                        $10,000                    $10,000                        $10,000
1/31/99                       $10,160                    $10,418                        $10,071
2/28/99                       $10,031                    $10,094                         $9,804
3/31/99                       $10,481                    $10,498                        $10,088
4/30/99                       $11,291                    $10,904                        $10,873
5/31/99                       $11,398                    $10,647                        $10,839
6/30/99                       $11,693                    $11,238                        $11,197
7/31/99                       $11,436                    $10,887                        $10,888
8/31/99                       $11,015                    $10,833                        $10,570
9/30/99                       $10,719                    $10,536                        $10,140
10/31/99                      $11,007                    $11,203                        $10,466
11/30/99                      $11,265                    $11,430                        $10,517
12/31/99                      $11,533                    $12,103                        $10,838
1/31/00                       $11,247                    $11,496                        $10,346
2/29/00                       $10,918                    $11,278                         $9,900
3/31/00                       $11,996                    $12,381                        $10,963
4/30/00                       $11,845                    $12,009                        $10,946
5/31/00                       $11,988                    $11,763                        $11,056
6/30/00                       $11,840                    $12,053                        $10,791
7/31/00                       $12,127                    $11,865                        $10,886
8/31/00                       $12,622                    $12,602                        $11,575
9/30/00                       $12,631                    $11,937                        $11,503
10/31/00                      $12,846                    $11,886                        $11,804
11/30/00                      $12,496                    $10,950                        $11,395
12/31/00                      $13,054                    $11,003                        $12,086
1/31/01                       $13,896                    $11,394                        $12,420
2/28/01                       $13,806                    $10,356                        $12,102
3/31/01                       $13,390                     $9,700                        $11,698
4/30/01                       $13,935                    $10,453                        $12,353
5/31/01                       $14,401                    $10,523                        $12,600
6/30/01                       $14,487                    $10,268                        $12,396
7/31/01                       $14,568                    $10,167                        $12,378
8/31/01                       $14,244                     $9,532                        $11,961
9/30/01                       $12,990                     $8,762                        $10,958
10/31/01                      $12,959                     $8,930                        $11,102
11/30/01                      $13,415                     $9,615                        $11,796
12/31/01                      $13,722                     $9,699                        $12,106
1/31/02                       $13,658                     $9,558                        $11,988
2/28/02                       $13,722                     $9,373                        $11,923
3/31/02                       $14,097                     $9,726                        $12,475
4/30/02                       $14,215                     $9,136                        $12,138
5/31/02                       $14,258                     $9,069                        $12,109
6/30/02                       $13,253                     $8,424                        $11,225
7/31/02                       $12,375                     $7,768                        $10,237
8/31/02                       $12,483                     $7,818                        $10,344
9/30/02                       $11,801                     $6,969                         $9,224
10/31/02                      $11,942                     $7,582                         $9,740
11/30/02                      $12,169                     $8,027                        $10,426
12/31/02                      $11,827                     $7,556                         $9,945

AVERAGE ANNUAL TOTAL RETURN

CLASS B                12/31/02
--------------------------------
1-Year                  -15.42%

3-Year                    0.77%

Since Inception (1/1/99)  4.29%



CLASS C (11/1/96-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


Date                     Mutual Beacon Fund             S&P 500 4         Lipper Multi-Cap Value Funds Average 4
11/1/96                        $9,900                    $10,000                        $10,000
11/30/96                      $10,392                    $10,755                        $10,673
12/31/96                      $10,538                    $10,542                        $10,612
1/31/97                       $10,890                    $11,200                        $11,026
2/28/97                       $11,109                    $11,288                        $11,136
3/31/97                       $10,947                    $10,826                        $10,779
4/30/97                       $11,012                    $11,471                        $11,097
5/31/97                       $11,450                    $12,168                        $11,800
6/30/97                       $11,775                    $12,713                        $12,219
7/31/97                       $12,411                    $13,724                        $13,093
8/31/97                       $12,279                    $12,955                        $12,777
9/30/97                       $12,874                    $13,664                        $13,465
10/31/97                      $12,453                    $13,208                        $12,964
11/30/97                      $12,618                    $13,819                        $13,230
12/31/97                      $12,823                    $14,057                        $13,451
1/31/98                       $12,741                    $14,212                        $13,412
2/28/98                       $13,426                    $15,236                        $14,321
3/31/98                       $13,983                    $16,016                        $14,967
4/30/98                       $14,148                    $16,178                        $15,045
5/31/98                       $14,184                    $15,900                        $14,715
6/30/98                       $14,075                    $16,545                        $14,793
7/31/98                       $13,722                    $16,370                        $14,327
8/31/98                       $11,837                    $14,006                        $12,174
9/30/98                       $11,577                    $14,904                        $12,722
10/31/98                      $12,255                    $16,116                        $13,723
11/30/98                      $12,951                    $17,092                        $14,368
12/31/98                      $13,003                    $18,077                        $14,823
1/31/99                       $13,222                    $18,832                        $14,928
2/28/99                       $13,052                    $18,247                        $14,533
3/31/99                       $13,651                    $18,977                        $14,954
4/30/99                       $14,718                    $19,711                        $16,118
5/31/99                       $14,847                    $19,246                        $16,066
6/30/99                       $15,244                    $20,314                        $16,598
7/31/99                       $14,908                    $19,680                        $16,140
8/31/99                       $14,360                    $19,582                        $15,669
9/30/99                       $13,974                    $19,045                        $15,031
10/31/99                      $14,350                    $20,251                        $15,513
11/30/99                      $14,685                    $20,662                        $15,589
12/31/99                      $15,037                    $21,879                        $16,065
1/31/00                       $14,655                    $20,780                        $15,336
2/29/00                       $14,228                    $20,388                        $14,675
3/31/00                       $15,639                    $22,382                        $16,251
4/30/00                       $15,442                    $21,708                        $16,226
5/31/00                       $15,628                    $21,263                        $16,388
6/30/00                       $15,424                    $21,788                        $15,995
7/31/00                       $15,809                    $21,448                        $16,136
8/31/00                       $16,450                    $22,780                        $17,157
9/30/00                       $16,473                    $21,577                        $17,051
10/31/00                      $16,741                    $21,487                        $17,498
11/30/00                      $16,287                    $19,794                        $16,891
12/31/00                      $17,024                    $19,891                        $17,916
1/31/01                       $18,113                    $20,597                        $18,410
2/28/01                       $17,998                    $18,720                        $17,939
3/31/01                       $17,460                    $17,535                        $17,340
4/30/01                       $18,165                    $18,896                        $18,311
5/31/01                       $18,767                    $19,023                        $18,677
6/30/01                       $18,886                    $18,560                        $18,374
7/31/01                       $18,990                    $18,379                        $18,349
8/31/01                       $18,571                    $17,230                        $17,730
9/30/01                       $16,935                    $15,839                        $16,243
10/31/01                      $16,896                    $16,142                        $16,457
11/30/01                      $17,485                    $17,380                        $17,486
12/31/01                      $17,885                    $17,533                        $17,946
1/31/02                       $17,802                    $17,277                        $17,770
2/28/02                       $17,899                    $16,944                        $17,674
3/31/02                       $18,382                    $17,581                        $18,492
4/30/02                       $18,534                    $16,515                        $17,993
5/31/02                       $18,576                    $16,395                        $17,950
6/30/02                       $17,276                    $15,227                        $16,639
7/31/02                       $16,131                    $14,041                        $15,175
8/31/02                       $16,271                    $14,132                        $15,333
9/30/02                       $15,377                    $12,598                        $13,672
10/31/02                      $15,572                    $13,705                        $14,438
11/30/02                      $15,852                    $14,511                        $15,454
12/31/02                      $15,740                    $13,659                        $14,742

AVERAGE ANNUAL TOTAL RETURN

CLASS C                 12/31/02
--------------------------------
1-Year                   -13.73%

5-Year                     3.98%

Since Inception (11/1/96)  7.60%



4. Sources: Standard & Poor's Micropal; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 12/31/02, the Lipper Multi-Cap Value Funds Average comprised 476 mutual funds within the Multi-Cap Value investment objective, including Mutual Beacon Fund. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered.

Past performance does not guarantee future results.

MUTUAL BEACON FUND
Financial Highlights

                                                                                  CLASS Z
                                                          -------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------
                                                               2002        2001       2000       1999      1998
                                                          -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $13.05      $13.38     $13.84     $13.12     $14.12
                                                          -------------------------------------------------------
Income from investment operations:
 Net investment income .................................        .23         .21        .22        .22        .33
 Net realized and unrealized gains (losses) ............      (1.66)        .60       1.62       1.95       (.01)
                                                          -------------------------------------------------------
Total from investment operations .......................      (1.43)        .81       1.84       2.17        .32
                                                          -------------------------------------------------------
Less distributions from:
 Net investment income .................................       (.20)       (.20)      (.44)      (.27)      (.45)
 Net realized gains ....................................       (.11)       (.94)     (1.86)     (1.18)      (.87)
                                                          -------------------------------------------------------
Total distributions ....................................       (.31)      (1.14)     (2.30)     (1.45)     (1.32)
                                                          -------------------------------------------------------
Net asset value, end of year ...........................     $11.31      $13.05     $13.38     $13.84     $13.12
                                                          -------------------------------------------------------
Total return* ..........................................    (11.05)%      6.11%     14.33%     16.79%      2.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................  $2,572,002 $3,090,827 $3,041,905 $3,217,509 $4,030,517
Ratios to average net assets: (a)
 Expenses ..............................................        .80%       .79%       .81%       .79%       .78%
 Expenses, excluding waiver and payments by affiliate ..        .80%       .79%       .83%       .83%       .81%
 Net investment income .................................       1.88%      1.47%      1.55%      1.52%      2.28%
Portfolio turnover rate ................................      52.27%     55.25%     62.11%     67.61%     65.27%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ............................................        .79%       .78%       .78%       .78%       .76%
   Expenses, excluding waiver and payments
   by affiliate ........................................        .79%       .78%       .80%       .82%       .79%


*Total return is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL BEACON FUND
Financial Highlights (CONTINUED)

                                                                               CLASS A
                                                            -------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $13.01    $13.34     $13.81    $13.09    $14.09
                                                            -------------------------------------------------
Income from investment operations:
 Net investment income ...................................      .19       .16        .17       .17       .27
 Net realized and unrealized gains (losses) ..............    (1.66)      .60       1.61      1.95        --
                                                            -------------------------------------------------
Total from investment operations .........................    (1.47)      .76       1.78      2.12       .27
                                                            -------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.16)     (.15)      (.39)     (.21)     (.40)
 Net realized gains ......................................     (.11)     (.94)     (1.86)    (1.19)     (.87)
                                                            -------------------------------------------------
Total distributions ......................................     (.27)    (1.09)     (2.25)    (1.40)    (1.27)
                                                            -------------------------------------------------
Net asset value, end of year .............................   $11.27    $13.01     $13.34    $13.81    $13.09
                                                            -------------------------------------------------
Total return* ............................................  (11.41)%     5.78%     13.89%    16.40%     2.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $918,983  $977,558   $757,323  $760,769  $947,444
Ratios to average net assets: (a)
 Expenses ................................................     1.15%     1.14%      1.16%     1.14%     1.13%
 Expenses, excluding waiver and payments by affiliate ....     1.15%     1.14%      1.18%     1.18%     1.16%
 Net investment income ...................................     1.53%     1.12%      1.20%     1.18%     1.89%
Portfolio turnover rate ..................................    52.27%    55.25%     62.11%    67.61%    65.27%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ..............................................     1.14%     1.13%      1.13%     1.13%     1.11%
   Expenses, excluding waiver and payments by affiliate ..     1.14%     1.13%      1.15%     1.17%     1.14%



*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL BEACON FUND
Financial Highlights (CONTINUED)

                                                                                      CLASS B
                                                                     ------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------
                                                                         2002        2001      2000      1999 +
                                                                     ------------------------------------------
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................   $12.80      $13.18    $13.69    $13.09
                                                                     ------------------------------------------
Income from investment operations:
 Net investment income .............................................      .11         .06        --       .05
 Net realized and unrealized gains (losses) ........................    (1.63)        .60      1.67      1.93
                                                                     ------------------------------------------
Total from investment operations ...................................    (1.52)        .66      1.67      1.98
                                                                     ------------------------------------------
Less distributions from:
 Net investment income .............................................     (.10)       (.10)     (.32)     (.19)
 Net realized gains ................................................     (.11)       (.94)    (1.86)    (1.19)
                                                                     ------------------------------------------
Total distributions ................................................     (.21)      (1.04)    (2.18)    (1.38)
                                                                     ------------------------------------------
Net asset value, end of year .......................................   $11.07      $12.80    $13.18    $13.69
                                                                     ------------------------------------------
Total return* ......................................................  (11.96)%      5.12%    13.19%    15.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................  $100,405    $64,512   $18,376    $8,956
Ratios to average net assets: (a)
 Expenses ..........................................................     1.80%      1.79%     1.81%     1.79%
 Expenses, excluding waiver and payments by affiliate ..............     1.80%      1.79%     1.83%     1.84%
 Net investment income .............................................      .88%       .44%      .58%      .37%
Portfolio turnover rate ............................................    52.27%     55.25%    62.11%    67.61%

(a)Ratios to average net assets, excluding dividend expense on securities sold short:
   Expenses ........................................................     1.79%      1.78%     1.78%     1.78%
   Expenses, excluding waiver and payments by affiliate ............     1.79%      1.78%     1.80%     1.83%


*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL BEACON FUND
Financial Highlights (CONTINUED)

                                                                                  CLASS C
                                                            --------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $12.94    $13.28     $13.75    $13.04    $14.04
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income ...................................       .11       .07        .08       .07       .18
 Net realized and unrealized gains (losses) ..............     (1.64)      .60       1.61      1.94       .01
                                                            --------------------------------------------------
Total from investment operations .........................     (1.53)      .67       1.69      2.01       .19
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ...................................      (.08)     (.07)      (.30)     (.12)     (.32)
 Net realized gains ......................................      (.11)     (.94)     (1.86)    (1.18)     (.87)
                                                            --------------------------------------------------
Total distributions ......................................      (.19)    (1.01)     (2.16)    (1.30)    (1.19)
                                                            --------------------------------------------------
Net asset value, end of year .............................    $11.22    $12.94     $13.28    $13.75    $13.04
                                                            --------------------------------------------------
Total return* ............................................  (11.99)%     5.06%     13.21%    15.65%     1.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $443,683  $482,080   $419,481  $459,807  $500,404
Ratios to average net assets: (a)
 Expenses ................................................     1.79%     1.78%      1.80%     1.78%     1.78%
 Expenses, excluding waiver and payments by affiliate ....     1.79%     1.78%      1.82%     1.83%     1.81%
 Net investment income ...................................      .89%      .48%       .56%      .52%     1.24%
Portfolio turnover rate ..................................    52.27%    55.25%     62.11%    67.61%    65.27%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ..............................................     1.78%     1.77%      1.77%     1.77%     1.76%
   Expenses, excluding waiver and payments by affiliate ..     1.78%     1.77%      1.79%     1.82%     1.79%


*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002


                                                                                      SHARES/
                                                                  COUNTRY             WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 67.0%
        AEROSPACE & DEFENSE .6%
        Northrop Grumman Corp. .............................   United States           104,900      $    10,175,300
        Zodiac SA ..........................................      France               600,600           12,220,870
                                                                                                    ---------------
                                                                                                         22,396,170
                                                                                                    ---------------
        BANKS 3.3%
        Astoria Financial Corp. ............................   United States           593,295           16,107,959
        Bank of America Corp. ..............................   United States           176,100           12,251,277
        Bank of Ireland ....................................  Irish Republic         2,454,249           25,188,162
        Commercial Federal Corp. ...........................   United States           851,067           19,872,415
        Danske Bank ........................................      Denmark              200,800            3,319,079
        Fleet Boston Financial Corp. .......................   United States         1,128,980           27,434,214
        Greenpoint Financial Corp. .........................   United States           353,318           15,962,907
   *(R)+Nippon Investment LLC ..............................       Japan            10,862,000           11,677,736
                                                                                                    ---------------
                                                                                                        131,813,749
                                                                                                    ---------------
        BEVERAGES 3.8%
        Allied Domecq PLC ..................................  United Kingdom         3,818,979           24,408,118
        Brown-Forman Corp., A ..............................   United States           154,130           10,326,710
        Brown-Forman Corp., B ..............................   United States           558,960           36,533,626
        Carlsberg AS, B ....................................      Denmark            1,108,070           48,763,314
        Heineken Holding NV, A .............................    Netherlands          1,216,154           35,287,648
                                                                                                    ---------------
                                                                                                        155,319,416
                                                                                                    ---------------
        BIOTECHNOLOGY .4%
     *  Ribapharm Inc. .....................................   United States         2,634,500           17,255,975
                                                                                                    ---------------

        CHEMICALS 2.2%
        Agrium Inc. ........................................      Canada               744,200            8,337,980
        Agrium Inc., fgn. ..................................      Canada               903,700           10,220,847
        Akzo Nobel NV ......................................    Netherlands          1,216,545           38,592,714
        Solvay SA ..........................................      Belgium              468,926           32,330,222
        Syngenta AG ........................................    Switzerland             15,200              879,988
                                                                                                    ---------------
                                                                                                         90,361,751
                                                                                                    ---------------
        COMMERCIAL SERVICES & SUPPLIES 1.0%
     *  Alderwoods Group Inc. ..............................   United States           634,298            2,999,595
     *  Cendant Corp. ......................................   United States         2,137,143           22,397,259
        Waste Management Inc. ..............................   United States           634,496           14,542,648
                                                                                                    ---------------
                                                                                                         39,939,502
                                                                                                    ---------------
        COMMUNICATIONS EQUIPMENT 1.0%
        Manitoba Telecom Services Inc. .....................      Canada             1,744,000           39,134,574
                                                                                                    ---------------
        COMPUTERS & PERIPHERALS
     *  DecisionOne Corp. ..................................   United States           278,121              556,242
                                                                                                    ---------------
        CONSTRUCTION & ENGINEERING 1.0%
        Grupo Dragados SA ..................................       Spain             1,476,888           25,107,391
        Vinci SA ...........................................      France               294,574           16,599,985
                                                                                                    ---------------
                                                                                                         41,707,376
                                                                                                    ---------------
        CONSTRUCTION MATERIALS .3%
        RMC Group PLC ......................................  United Kingdom         2,201,235           13,005,558
                                                                                                    ---------------

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                      SHARES/
                                                                  COUNTRY             WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        DIVERSIFIED FINANCIALS 2.3%
        Bear Stearns Cos. Inc. .............................   United States           222,902      $    13,240,379
        Household International Inc. .......................   United States            72,800            2,024,568
        Irish Life & Permanent PLC .........................  Irish Republic         2,265,819           24,439,737
  *(R)  Leucadia National Corp. ............................   United States           595,496           19,996,160
        Pargesa Holdings SA ................................    Switzerland              9,656           17,458,595
        Principal Financial Group ..........................   United States           431,500           13,001,095
     *  Tsx Group Inc. .....................................      Canada               128,600            1,729,808
        Value Catalyst Fund Ltd. ...........................  Cayman Islands            30,000            2,825,700
                                                                                                    ---------------
                                                                                                         94,716,042
                                                                                                    ---------------
        DIVERSIFIED TELECOMMUNICATION SERVICES .3%
        BCE Inc. ...........................................      Canada               651,700           11,756,836
     *  McLeodUSA Inc., wts., 4/16/07 ......................   United States           305,713              107,000
                                                                                                    ---------------
                                                                                                         11,863,836
                                                                                                    ---------------
        ELECTRIC UTILITIES 1.6%
        E.ON AG ............................................      Germany              509,780           20,542,487
     *  PG & E Corp. .......................................   United States           740,825           10,297,467
  *(R)  PG & E Corp., wts., 9/02/06 ........................   United States            15,572              194,666
        PPL Corp. ..........................................   United States           791,400           27,445,752
        Public Service Enterprise Group Inc. ...............   United States           169,700            5,447,370
                                                                                                    ---------------
                                                                                                         63,927,742
                                                                                                    ---------------
        FOOD & DRUG RETAILING 1.7%
     *  Kroger Co. .........................................   United States         2,886,640           44,598,588
     *  Safeway Inc. .......................................   United States           949,600           22,182,656
                                                                                                    ---------------
                                                                                                         66,781,244
                                                                                                    ---------------
        FOOD PRODUCTS 5.1%
        Cadbury Schweppes PLC ..............................  United Kingdom         4,205,611           26,202,129
        CSM NV .............................................    Netherlands            632,207           13,255,429
        Farmer Brothers Co. ................................   United States            93,236           28,809,924
        Groupe Danone ......................................      France               305,700           41,126,568
        Hershey Food Corp. .................................   United States           182,000           12,274,080
     *  Nestle SA ..........................................    Switzerland            175,135           37,111,850
        Orkla ASA ..........................................      Norway             1,689,100           28,770,351
        Weetabix Ltd., A ...................................  United Kingdom           462,733           16,388,895
                                                                                                    ---------------
                                                                                                        203,939,226
                                                                                                    ---------------
        HEALTH CARE PROVIDERS & SERVICES .8%
        CIGNA Corp. ........................................   United States           248,405           10,214,414
     *  Genesis Health Ventures Inc. .......................   United States           284,221            4,391,214
    *+  Kindred Healthcare Inc. ............................   United States           682,285           11,764,947
    *+  Kindred Healthcare Inc., wts., Series A, 4/20/06 ...   United States           121,432              505,279
    *+  Kindred Healthcare Inc., wts., Series B, 4/20/06 ...   United States           303,580            1,100,250
     *  Rotech Healthcare Inc. .............................   United States           220,160            3,687,680
  *(R)  Rotech Medical Corp. ...............................   United States            35,312                   --
                                                                                                    ---------------
                                                                                                         31,663,784
                                                                                                    ---------------

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                      SHARES/
                                                                COUNTRY              WARRANTS             VALUE
-------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        HOTELS RESTAURANTS & LEISURE 1.2%
        P & O Princess Cruises PLC .........................  United Kingdom         1,949,065      $    13,523,843
     *  Park Place Entertainment Corp. .....................   United States         4,290,200           36,037,680
                                                                                                    ---------------
                                                                                                         49,561,523
                                                                                                    ---------------
        INDUSTRIAL CONGLOMERATES 1.0%
        Brascan Corp., A ...................................      Canada             1,926,000           38,707,748
                                                                                                    ---------------
        INSURANCE 7.9%
     *  Alleghany Corp. ....................................   United States           153,625           27,268,438
     *  Berkshire Hathaway Inc., A .........................   United States               741           53,907,750
     *  Berkshire Hathaway Inc., B .........................   United States            24,750           59,969,250
        Canada Life Financial Corp. ........................      Canada                11,200              285,636
  *(R)  Montpelier Re Holdings Ltd. ........................      Bermuda              320,100            8,757,936
        Muenchener Rueckversicherungs-Gesellschaft .........      Germany               66,724            7,975,259
        Old Republic International Corp. ...................   United States         1,132,330           31,705,240
  *(R)  Olympus Re Holdings Ltd. ...........................      Bermuda              106,700           12,408,143
        Prudential Financial Inc. ..........................   United States           636,600           20,205,684
     *  Travelers Property Casualty Corp., A ...............   United States         1,278,100           18,724,165
        White Mountains Insurance Group Inc. ...............   United States           148,918           48,100,514
   (R)  White Mountains Insurance Group Inc. ...............   United States           100,000           30,685,000
                                                                                                    ---------------
                                                                                                        319,993,015
                                                                                                    ---------------
        IT CONSULTING & SERVICES .1%
     *  Comdisco Contingent Equity .........................   United States        54,914,113              205,928
     *  Comdisco Holding Co., Inc. .........................   United States            46,975            3,664,050
                                                                                                    ---------------
                                                                                                          3,869,978
                                                                                                    ---------------
        MACHINERY .9%
     *  Joy Global Inc. ....................................   United States           884,933            9,964,345
  *(R)  Lancer Industries Inc., B ..........................   United States                 1              574,020
     *  Mueller Industries Inc. ............................   United States           907,635           24,733,054
                                                                                                    ---------------
                                                                                                         35,271,419
                                                                                                    ---------------
        MARINE .6%
        Alexander & Baldwin Inc. ...........................   United States           107,600            2,775,004
        Peninsular & Oriental Steam Navigation Co. .........  United Kingdom         7,956,080           21,069,856
                                                                                                    ---------------
                                                                                                         23,844,860
                                                                                                    ---------------
        MEDIA 7.6%
        Dow Jones & Co. Inc. ...............................   United States           187,600            8,109,948
     *  Fox Entertainment Group Inc., A ....................   United States           466,810           12,104,383
     *  Hispanic Broadcasting Corp., A .....................   United States            49,600            1,019,280
        Lagardere SCA ......................................      France               912,347           37,061,434
     *  Liberty Media Corp., A .............................   United States         6,493,860           58,055,108
        Meredith Corp. .....................................   United States           570,410           23,449,555
        NV Holdingsmig de Telegraaf ........................    Netherlands          1,116,761           18,094,498
        Omnicom Group Inc. .................................   United States           158,900           10,264,940
        E. W. Scripps Co., A ...............................   United States           662,025           50,942,824

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                      SHARES/
                                                                COUNTRY              WARRANTS             VALUE
-------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        MEDIA (CONT.)
     *  TVMAX Holdings Inc. ................................   United States            74,205      $       296,820
        Washington Post Co., B .............................   United States           119,022           87,838,236
                                                                                                    ---------------
                                                                                                        307,237,026
                                                                                                    ---------------
        METALS & MINING 3.3%
        Anglo American PLC .................................   South Africa          1,707,083           25,352,310
        Anglo American PLC, ADR ............................   South Africa              1,200               17,520
        Gencor Ltd.                                            South Africa          2,321,043           11,699,214
     *  Glamis Gold Ltd.                                          Canada               126,100            1,420,800
        Impala Platinum Holdings Ltd.                          South Africa            591,521           37,571,114
  *(R)  International Steel Group                              United States               895           41,393,750
        Newmont Mining Corp.                                   United States           549,700           15,957,791
                                                                                                    ---------------
                                                                                                        133,412,499
                                                                                                    ---------------
        MULTI-UTILITIES .7%
        Suez SA ............................................      France             1,553,246           26,959,681
                                                                                                    ---------------
        OIL & GAS 3.1%
        Amerada Hess Corp. .................................   United States           311,300           17,137,065
        BP PLC .............................................  United Kingdom         1,283,200            8,821,019
        BP PLC, ADR ........................................  United Kingdom            26,000            1,056,900
        Burlington Resources Inc. ..........................   United States           696,710           29,714,681
        Conocophillips .....................................   United States           786,871           38,076,688
    *+  Southwest Royalties Inc., A ........................   United States            69,184            2,075,530
        Total Fina Elf SA, B ...............................      France                76,700           10,954,498
        Valero Energy Corp. ................................   United States           493,800           18,240,972
                                                                                                    ---------------
                                                                                                        126,077,353
                                                                                                    ---------------
        PAPER & FOREST PRODUCTS 1.6%
        Abitibi-Consolidated Inc. ..........................      Canada             4,640,670           35,631,933
        MeadWestvaco Corp. .................................   United States         1,106,714           27,346,903
                                                                                                    ---------------
                                                                                                         62,978,836
                                                                                                    ---------------
        PHARMACEUTICALS 3.3%
        Bristol-Myers Squibb Co. ...........................   United States           624,000           14,445,600
        Daiichi Pharmaceutical Co. .........................       Japan             1,415,500           20,313,445
        Merck & Co. Inc. ...................................   United States           422,170           23,899,043
        Pharmacia Corp. ....................................   United States           742,000           31,015,600
        Schering-Plough Corp. ..............................   United States           670,200           14,878,440
        Takeda Chemical Industries Ltd. ....................       Japan               529,380           22,126,273
        Wyeth ..............................................   United States           133,600            4,996,640
                                                                                                    ---------------
                                                                                                        131,675,041
                                                                                                    ---------------
        REAL ESTATE 2.2%
     *  Alexander's Inc. ...................................   United States            46,300            2,988,665
     *  American Financial Realty Trust ....................   United States         1,502,000           18,399,500
        Canary Wharf Group PLC .............................  United Kingdom        10,122,534           38,377,499
     *  HomeFed Corp. ......................................   United States           269,405              390,637

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                      SHARES/
                                                                COUNTRY              WARRANTS             VALUE
-------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        REAL ESTATE (CONT.)
  *(R)  Security Capital European Realty ...................    Luxembourg             230,201      $     3,240,655
        St. Joe Co. ........................................   United States           400,698           12,020,940
        Ventas Inc. ........................................   United States         1,009,500           11,558,775
                                                                                                    ---------------
                                                                                                         86,976,671
                                                                                                    ---------------
        ROAD & RAIL 1.7%
        Burlington Northern Santa Fe Corp. .................   United States           617,215           16,053,762
        Canadian National Railway Co. ......................      Canada               463,445           19,147,395
        Florida East Coast Industries Inc., A ..............   United States         1,308,800           30,364,160
        Florida East Coast Industries Inc., B ..............   United States           219,936            4,853,988
                                                                                                    ---------------
                                                                                                         70,419,305
                                                                                                    ---------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS .1%
     *  Agere Systems Inc., A ..............................   United States         4,221,195            6,078,521
                                                                                                    ---------------
        SOFTWARE .5%
     *  BMC Software Inc. ..................................   United States         1,108,075           18,959,163
                                                                                                    ---------------
        TOBACCO 5.8%
        Altadis SA .........................................       Spain             3,668,749           83,698,281
        Altadis SA (Paris Listed) ..........................       Spain                91,400            2,077,513
        British American Tobacco PLC .......................  United Kingdom         6,316,228           63,095,168
        British American Tobacco PLC, ADR ..................  United Kingdom            40,400              795,880
        Imperial Tobacco Group PLC .........................  United Kingdom         2,009,200           34,124,960
        Korea Tobacco & Ginseng Corp., GDR, 144A ...........    South Korea          1,579,000           10,500,350
        Philip Morris Cos. Inc. ............................   United States         1,033,185           41,874,988
                                                                                                    ---------------
                                                                                                        236,167,140
                                                                                                    ---------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $2,423,691,394) ............................                                          2,702,571,966
                                                                                                    ---------------

        PREFERRED STOCKS 1.6%
     *  Genesis Health Ventures Inc., 6.00%, cvt., pfd. ....   United States             3,302              314,681
        Henkel KGAA, pfd. ..................................      Germany              194,936           12,335,261
  *(R)  Leucadia National Corp., cvt., pfd. ................   United States                 2            9,051,018
     *  McLeodUSA Inc., 2.50%, cvt., pfd. ..................   United States           137,962              565,644
   (R)  White Mountains Insurance Group Inc., cvt., pfd. ...   United States           139,203           40,466,312
                                                                                                    ---------------
        TOTAL PREFERRED STOCKS (COST $63,281,238) ..........                                             62,732,916
                                                                                                    ---------------



                                                                                   PRINCIPAL
                                                                                    AMOUNT**
                                                                                --------------
        CORPORATE BONDS & NOTES 4.1%
        Alderwoods Group Inc.:
           11.00%, 1/02/07 .................................   United States        $1,695,500         $  1,703,977
           12.25%, 1/02/09 .................................   United States         6,507,800            5,954,637
        Calpine Canada Energy Finance:
           8.50%, 5/01/08 ..................................       Canada           10,301,000            4,532,440
           8.375%, 10/15/08 ................................       Canada              220,000 EUR           94,808


MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                COUNTRY               AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
        CORPORATE BONDS & NOTES (CONT.)
        Calpine Corp.:
           7.625%, 4/15/06 .................................   United States        $1,050,000         $    483,000
           7.875%, 4/01/08 .................................   United States         1,899,000              807,075
           7.75%, 4/15/09 ..................................   United States           410,000              174,250
           8.625%, 8/15/10 .................................   United States         1,670,000              718,100
           8.50%, 2/15/11 ..................................   United States         9,009,000            3,963,960
        Comdisco Holding Co. Inc., 11.00%, 8/12/05 .........   United States         5,287,231            5,313,667
        DecisionOne Corp., Term Loan .......................   United States         9,457,004            7,681,188
        Edison International, 6.875%, 9/15/04 ..............   United States         4,555,000            4,258,925
        Eurotunnel Finance Ltd.:
           Equity Note, 12/31/03 ...........................  United Kingdom         4,047,387 GBP        2,150,231
           Participating Loan Note, 4/30/40 ................  United Kingdom           858,000 GBP          462,731
        Eurotunnel PLC:
           12/31/18, Tier 2 ................................  United Kingdom         7,592,095 GBP        8,983,498
           12/31/25, Tier 3 ................................  United Kingdom         8,372,985 GBP        8,289,951
           12/31/50, Resettable Advance R5 .................  United Kingdom         3,371,731 GBP        2,171,248
           Stabilization Advance S8, Tier 1 ................  United Kingdom         4,692,987 GBP        1,813,248
           Stabilization Advance S8, Tier 2 ................  United Kingdom         3,965,824 GBP        1,404,600
        Eurotunnel SA:
           5.28%, 12/31/18, Tier 2 (Pibor) .................      France               832,034 EUR          641,752
           5.28%, 12/31/25, Tier 3 (Pibor) .................      France             1,048,320 EUR          676,562
           12/31/18, Tier 2 (Libor) ........................      France             1,880,987 EUR        1,450,815
           12/31/25, Tier 3 (Libor) ........................      France            11,353,301 EUR        7,327,170
           12/31/50, Resettable Advance R4 .................      France               153,057 EUR           64,247
           Stabilization Advance S6, Tier 1 (Pibor) ........      France               435,330 EUR          109,640
           Stabilization Advance S6, Tier 2 (Libor) ........      France             1,253,007 EUR          289,278
           Stabilization Advance S7, Tier 1 (Pibor) ........      France             1,768,329 EUR          445,362
        Level 3 Communications Inc., Term Loan .............   United States         1,676,000            1,265,380
        Mirant Mid-Atlantic LLC, 8.625%, 6/30/12 ...........   United States           949,511              701,167
        Providian Financial Corp., senior note, cvt.,
           zero cpn., 2/15/21 ..............................   United States        18,630,000            6,264,337
        Qwest Capital Funding:
           5.875%, 8/03/04 .................................   United States         9,460,000            7,993,700
           7.00%, 8/03/09 ..................................   United States         7,535,000            5,010,775
           7.90%, 8/15/10 ..................................   United States           680,000              459,000
           7.25%, 2/15/11 ..................................   United States        25,615,000           17,033,975
        Qwest Corp.:
           7.625%, 6/09/03 .................................   United States           425,000              418,625
           8.875%, 3/15/12 .................................   United States           850,000              828,750
        South Point Energy, 9.825%, 5/30/19 ................   United States         1,440,000              856,800
        Southern California Edison Co.:
           7.20%, 11/03/03 .................................   United States        11,122,000           11,010,780
           6.375%, 1/15/06 .................................   United States           620,000              548,700
           7.125%, 7/15/25 .................................   United States           525,000              446,250
       +Southwest Royalties Inc., 10.50%, 6/30/04 ..........   United States         4,612,000            4,612,000
        Tyco International Group SA:
           6.375%, 2/15/06 .................................    Luxembourg           7,445,000            7,227,636
           FRN, 2.228%, 7/30/03 ............................    Luxembourg             210,000              203,763
        Tyco International Ltd., cvt., zero cpn., 11/17/20 .     Bermuda             2,795,000            2,015,894
        U.S. West Capital Funding Inc., 6.375%, 7/15/08 ....   United States         3,000,000            1,935,000

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                COUNTRY               AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
        CORPORATE BONDS & NOTES (CONT.)
        U.S. West Communications Inc., 6.625%, 9/15/05 .....   United States     $   1,640,000      $     1,533,400
        Williams Production RMT Co., Term Loan .............   United States         7,636,427            8,781,891
        Wiltel Communications Group Inc., FRN, 6.129%, 1/21/03 United States         4,884,234            3,467,806
        Xerox Credit Corp.:
           1.50%, 6/06/05 ..................................   United States     1,200,000,000 JPY        7,584,057
           2.00%, 6/06/07 ..................................   United States       700,000,000 JPY        3,716,188
                                                                                                    ---------------
        TOTAL CORPORATE BONDS & NOTES (COST $148,320,358) ..                                            165,882,234
                                                                                                    ---------------
        BONDS & NOTES IN REORGANIZATION 5.8%
       *Adelphia Communications Corp.:
           9.25%, 10/01/02 .................................   United States         2,150,000              795,500
           8.125%, 7/15/03 .................................   United States           825,000              309,375
           7.50%, 1/15/04 ..................................   United States         2,160,000              810,000
           10.50%, 7/15/04 .................................   United States         3,375,000            1,282,500
           10.25%, 11/01/06 ................................   United States         6,450,000            2,451,000
           9.875%, 3/01/07 .................................   United States         1,545,000              587,100
           8.375%, 2/01/08 .................................   United States         8,340,000            3,127,500
           7.75%, 1/15/09 ..................................   United States         5,790,000            2,171,250
           7.875%, 5/01/09 .................................   United States         2,310,000              866,250
           9.375%, 11/15/09 ................................   United States         1,655,000              645,450
           10.875%, 10/01/10 ...............................   United States         3,305,000            1,272,425
           10.25%, 6/15/11 .................................   United States         7,415,000            2,891,850
           cvt., 6.00%, 2/15/06 ............................   United States        28,830,000            2,306,400
           cvt., 3.25%, 5/01/21 ............................   United States         3,300,000              264,000
       *Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11    United States           420,000               26,460
       *Barings BV, 1/22/01                                      Netherlands        25,350,000            8,872,500
       *Century Communications Corp.:
           9.50%, 3/01/05 ..................................   United States           425,000              112,625
           8.875%, 1/15/07 .................................   United States           330,000               87,450
           8.375%, 12/15/07 ................................   United States           500,000              132,500
           zero cpn., 3/15/03 ..............................   United States         6,175,000            1,512,875
       *Dow Corning Corp.:
           9.50%, 8/10/95 ..................................   United States           350,000              658,000
           9.30%, 1/27/98 ..................................   United States         1,835,000            3,431,450
           8.55%, 3/01/01 ..................................   United States         1,100,000            1,837,000
           9.375%, 2/01/08 .................................   United States           790,000            1,501,000
           8.15%, 10/15/29 .................................   United States         7,050,000           11,773,500
           Bank Claim ......................................   United States         7,677,843           10,825,759
           Bank Debt .......................................   United States         2,070,704            2,919,693
           Bank Debt #1 ....................................   United States         2,850,000            4,018,500
       *Frontier Corp., 7.25%, 5/15/04 .....................   United States         1,300,000               71,500
       *Global Crossing Holdings Ltd.:
           9.125%, 11/15/06 ................................   United States         7,220,000              252,700
           9.625%, 5/15/08 .................................   United States         3,535,000              123,725
           9.50%, 11/15/09 .................................   United States         5,870,000              205,450
           Bank Claim ......................................   United States           409,100               78,752
           Revolver ........................................   United States        22,954,743            4,418,788
           Term Loan .......................................   United States        10,910,000            2,100,175
       *Global Crossing Ltd., 6.00%, 10/15/03 ..............   United States         1,200,000               66,000
       *Guangdong Int'l Trust & Investment Corp. 144A,
           8.75%, 10/24/16 .................................        China            3,250,000              381,875

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                                      PRINCIPAL
                                                                COUNTRY               AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
        BONDS & NOTES IN REORGANIZATION (CONT.)
       *Guangdong Int'l Trust & Investment Corp.:
           Revolver - Admitted Claim .......................     Hong Kong         $   670,980         $     77,163
           Structured Note - Admitted Claim ................     Hong Kong           1,061,381              122,059
           Syndicated Loan - Admitted Claim ................     Hong Kong           1,835,131              211,040
       *Harnischfeger Industries Inc.:
           8.90%, 3/01/22 ..................................   United States         3,775,000               30,200
           8.70%, 6/15/22 ..................................   United States         3,460,000               28,372
           7.25%, 12/15/25 .................................   United States         5,165,000               41,836
           6.875%, 2/15/27 .................................   United States         4,430,000               35,440
           Stipulated Bank Claim ...........................   United States         5,708,150               45,094
       *Intermedia Communications Inc.:
           8.50%, 1/15/08 ..................................   United States         1,150,000              465,750
           8.60%, 6/01/08 ..................................   United States         1,515,000              613,575
           9.50%, 3/01/09 ..................................   United States         1,390,000              562,950
       *Laidlaw Inc.:
           7.70%, 8/15/02 ..................................      Canada             6,680,000            3,231,450
           7.05%, 5/15/03 ..................................      Canada             4,070,000            1,984,125
           6.65%, 10/01/04 .................................      Canada             1,060,000              503,500
           7.875%, 4/15/05 .................................      Canada             3,755,000            1,802,400
           6.50%, 5/01/05 ..................................      Canada             3,180,000            1,498,575
           7.65%, 5/15/06 ..................................      Canada             2,265,000            1,115,512
           6.70%, 5/01/08 ..................................      Canada             2,845,000            1,340,706
           8.75%, 4/15/25 ..................................      Canada             3,584,000            1,733,760
           6.72%, 10/01/27 .................................      Canada             7,965,000            3,783,375
           Revolver ........................................      Canada            16,088,824            7,843,302
       *MCI Communications Corp.:
           8.25%, 1/20/23 ..................................   United States         1,050,000              519,750
           7.75%, 3/15/24 ..................................   United States         1,050,000              519,750
       *Metromedia Fiber Network Inc.:
           14.00%, 3/15/07 .................................   United States        23,101,000            5,082,220
           10.00%, 11/15/08 ................................   United States        15,410,000              269,675
           senior note, 10.00%, 12/15/09 ...................   United States        15,751,000              275,642
           senior note, 10.00%, 12/15/09 ...................   United States         7,240,000 EUR          132,958
       *NTL Communications Corp.:
           12.75%, 4/15/05 .................................  United Kingdom         2,760,000              248,400
           9.25%, 11/15/06 .................................  United Kingdom         6,605,000 EUR          658,469
           10.00%, 2/15/07 .................................  United Kingdom         6,266,000              563,940
           12.375%, 2/01/08 ................................  United Kingdom         5,145,000 EUR          512,918
           11.50%, 10/01/08 ................................  United Kingdom        10,700,000            1,016,500
           9.875%, 11/15/09 ................................  United Kingdom         8,210,000 EUR          818,476
           11.875%, 10/01/10 ...............................  United Kingdom         4,685,000              445,075
           cvt., 7.00%, 12/15/08 ...........................  United Kingdom        11,910,000            2,382,000
           Series B, 12.375%, 10/01/08 .....................  United Kingdom         3,919,000              313,520
           Series B, 9.75%, 4/15/09 ........................  United Kingdom        14,400,000 GBP        2,665,980
           Series B, 11.50%, 11/15/09 ......................  United Kingdom         6,655,000 EUR          668,419
       *NTL Inc.:
           cvt., 5.75%, 12/15/09 ...........................  United Kingdom        18,785,000            3,287,375
           Series B, 11.50%, 2/01/06 .......................  United Kingdom         9,691,000              872,190
           Series B, 9.50%, 4/01/08 ........................  United Kingdom         4,105,000 GBP          627,817
           Series B, 10.75%, 4/01/08 .......................  United Kingdom        16,780,000 GBP        2,431,258
           zero cpn., 4/01/08 ..............................  United Kingdom        19,895,000            1,392,650


MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                                      PRINCIPAL
                                                                COUNTRY               AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
        BONDS & NOTES IN REORGANIZATION (CONT.)
       *Owens Corning, Revolver ............................   United States      $ 21,761,034      $    13,818,257
        PG & E Corp.:
           5.00%, 1/31/03 ..................................   United States           294,952              294,952
           7.375%, 11/01/05 ................................   United States        20,804,000           20,439,930
           6.50%, 9/02/06 ..................................   United States         4,200,000            4,242,000
           Commercial Paper, 1/18/01 .......................   United States           835,000              797,425
           Commercial Paper, 1/30/01 .......................   United States           415,000              398,400
           Commercial Paper, 2/16/01 .......................   United States         1,260,000            1,203,300
           FRN, 144A, 7.583%, 10/31/01 .....................   United States         7,332,000            6,965,400
           MTN, 5.94%, 10/07/03 ............................   United States         1,050,000              971,250
       *PG & E National Energy Group Inc., 10.375%, 5/16/11    United States         8,400,000            3,234,000
       *Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17    United States           225,000               14,175
       *Safety Kleen Corp.:
           9.25%, 5/15/09 ..................................   United States           630,000               26,775
           Revolver ........................................   United States         5,274,907            2,400,083
           Term Loan .......................................   United States           554,064 CAD          124,505
           Term Loan A .....................................   United States         4,371,451            1,704,866
           Term Loan B .....................................   United States         5,097,661            1,988,088
           Term Loan C .....................................   United States         4,656,711            1,816,117
       *Safety Kleen Services, 9.25%, 6/01/08 ..............   United States            50,000                2,000
       *Spectrasite Holdings Inc.:
           10.75%, 3/15/10 .................................   United States         7,575,000            2,840,625
           12.50%, 11/15/10 ................................   United States         1,620,000              607,500
           cvt., 6.75%, 11/15/10 ...........................   United States         1,050,000              265,125
           senior disc. note, zero cpn., 4/15/09 ...........   United States         5,640,000            1,720,200
           senior disc. note, zero cpn., 3/15/10 ...........   United States         4,485,000            1,188,525
           zero cpn., 7/15/08 ..............................   United States         7,000,000            2,275,000
       *Telewest Communications PLC:
           11.00%, 10/01/07 ................................  United Kingdom         3,605,000              666,925
           11.25%, 11/01/08 ................................  United Kingdom         1,270,000              234,950
           senior disc. note, zero cpn., 4/15/09 ...........  United Kingdom         2,430,000              352,350
           senior disc. note, zero cpn., 2/01/10 ...........  United Kingdom         2,525,000              328,250
           zero cpn., 4/15/09 ..............................  United Kingdom         7,310,000 GBP        1,117,989
       *Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ........  United Kingdom         5,870,000            1,056,600
       *WorldCom Inc.:
           7.875%, 5/15/03 .................................   United States           550,000              132,000
           6.25%, 8/15/03 ..................................   United States           875,000              210,000
           6.50%, 5/15/04 ..................................   United States         1,080,000              259,200
           6.40%, 8/15/05 ..................................   United States         1,950,000              468,000
           8.00%, 5/15/06 ..................................   United States         1,080,000              259,200
           7.75%, 4/01/07 ..................................   United States           450,000              108,000
           8.25%, 5/15/10 ..................................   United States         8,640,000            2,073,600
           7.375%, 1/15/11 .................................   United States        16,917,000            4,060,080
           7.50%, 5/15/11 ..................................   United States        17,470,000            4,192,800
           7.75%, 4/01/27 ..................................   United States         1,675,000              402,000
           6.95%, 8/15/28 ..................................   United States         3,260,000              782,400
           8.25%, 5/15/31 ..................................   United States        24,095,000            5,782,800


MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                COUNTRY               AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
         BONDS & NOTES IN REORGANIZATION (CONT.)
        *WorldCom Inc. - MCI Group:
            6.50%, 4/15/10 .................................   United States      $  1,100,000      $       566,500
            7.125%, 6/15/27 ................................   United States           570,000              304,950
        *XO Communications Inc.:
            Revolver .......................................   United States         4,527,700            2,263,850
            Term Loan A ....................................   United States         7,869,600            3,934,800
            Term Loan B ....................................   United States         8,190,700            4,095,350
                                                                                                    ---------------
        TOTAL BONDS & NOTES IN REORGANIZATION (COST $287,071,128)                                       230,955,135
                                                                                                    ---------------


                                                                                SHARES/PRINCIPAL
                                                                                     AMOUNT**
                                                                                ----------------
        COMPANIES IN LIQUIDATION .1%
     *  Brunos Inc., Liquidating Unit ......................   United States            62,735              276,034
     *  City Investing Company Liquidating Trust ...........   United States           423,187              804,055
     *  Eli Jacobs, Bank Claim .............................   United States        25,305,910              162,489
    *+  Fine Host Corp. ....................................   United States           507,977            3,997,779
     *  MBOP Liquidating Trust .............................   United States           205,135               20,514
     *  United Companies Financial Corp., Revolver .........   United States        28,431,827              284,318
                                                                                                    ---------------
        TOTAL COMPANIES IN LIQUIDATION (COST $4,716,864) ...                                              5,545,189
                                                                                                    ---------------


                                                                                   PRINCIPAL
                                                                                    AMOUNT**
                                                                                ----------------
        GOVERNMENT AGENCIES 21.7%
       bFederal Home Loan Bank, 0.75% to 3.55%, with
           maturities to 3/30/06 ...........................   United States     $ 327,188,000          326,455,701
       bFederal Home Loan Mortgage Corp., 1.242% to 2.544%,
           with maturities to 12/13/04 .....................   United States       234,500,000          233,174,891
       bFederal National Mortgage Association, 1.31% to 3.20%,
           with maturities to 6/09/06 ......................   United States       291,500,000          290,936,257
        U.S. Treasury Bill, 1.232%, 6/05/03                    United States         5,000,000           26,773,800
                                                                                                    ---------------
        TOTAL GOVERNMENT AGENCIES (COST $874,979,707) ......                                            877,340,649
                                                                                                    ---------------


                                                                                     SHARES
                                                                                ----------------
        SHORT TERM INVESTMENTS (COST $30,463,218) .8%
       aFranklin Institutional Fiduciary Trust Money
           Market Portfolio ................................   United States        30,463,218           30,463,218
                                                                                                    ---------------
        TOTAL INVESTMENTS (COST $3,832,523,907) 101.1% .....                                          4,075,491,307
        OPTIONS WRITTEN ....................................                                               (127,172)
        SECURITIES SOLD SHORT (1.7)% .......................                                            (67,584,724)
        NET EQUITY IN FORWARD CONTRACTS (1.2)% .............                                            (47,312,738)
        OTHER ASSETS, LESS LIABILITIES 1.8% ................                                             74,605,814
                                                                                                    ---------------
        TOTAL NET ASSETS 100.0% ............................                                        $ 4,035,072,487
                                                                                                    ---------------

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


        OPTIONS WRITTEN
        ISSUER                                                    COUNTRY             CONTRACTS            VALUE
-------------------------------------------------------------------------------------------------------------------
        BP PLC, January/3.90 GBP/Puts ......................  United Kingdom           162,300      $         6,532
        Groupe Danone, January/130 EUR/Puts ................      France                24,000               98,979
        Peninsular & Oriental Steam Navigation Co.,
           February/1.80 GBP/Puts ..........................  United Kingdom            69,000               21,661
                                                                                                    ---------------
        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $158,500) .                                        $       127,172
                                                                                                    ---------------
        SECURITIES SOLD SHORT - EQUITY & BONDS
                                                                                  SHARES/PRINCIPAL
        ISSUER                                                  COUNTRY               AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
     b  Electronic Data Systems Corp., 7.125%, 10/15/09 ....   United States         2,195,000      $     2,259,136
     b  General Motors Corp. ...............................   United States           109,500            4,036,170
     b  HSBC Holdings PLC, ADR .............................     Hong Kong              38,970            2,142,571
     b  Kraft Foods Inc., A ................................   United States           671,500           26,141,495
     b  Manulife Financial Corp. ...........................      Canada                11,100              241,631
     b  Pfizer Inc. ........................................   United States         1,038,020           31,732,271
    *b  Univision Communications Inc., A ...................   United States            42,100            1,031,450
                                                                                                    ---------------
        TOTAL SECURITIES SOLD SHORT (PROCEEDS $66,516,669) .                                        $    67,584,724
                                                                                                    ---------------


     CURRENCY ABBREVIATIONS:
     CAD     -- Canadian Dollar
     EUR     -- European Unit
     GBP     -- British Pound
     JPY     -- Japanese Yen


*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
a See Note 6 regarding investments in the "Sweep Money Fund."
b See note 1(f) regarding securities sold short and securities segregated with broker for securities sold short.
+ See note 9 regarding holdings of 5% voting securities.
(R)See note 8 regarding restricted securities.



                       See notes to financial statements.

MUTUAL BEACON FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................  $3,792,786,735
  Cost - Non-controlled affiliated issuers ................................      39,737,172
                                                                             --------------
  Value - Unaffiliated issuers
  (includes securities segregated with broker for
  securities sold short in the amount of $31,166,866) .....................   4,039,757,786
  Value - Non-controlled affiliated issuers ...............................      35,733,521
 Cash .....................................................................         537,491
 Foreign currency, at value (cost $7,283,300) .............................       8,059,124
 Receivables:
  Investment securities sold ..............................................      13,063,486
  Capital shares sold .....................................................       4,374,618
  Dividends and interest ..................................................      11,216,392
 Unrealized gain on forward exchange contracts (Note 7) ...................       1,541,633
 Deposits with broker for securities sold short ...........................      66,982,815
                                                                             --------------
      Total assets ........................................................   4,181,266,866
                                                                             --------------
Liabilities:
 Payables:
  Investment securities purchased .........................................      11,734,918
  Capital shares redeemed .................................................      13,165,847
  Affiliates ..............................................................       4,327,478
 Options written, at value (premiums received $158,500) ...................         127,172
 Securities sold short, at value (proceeds $66,516,669) ...................      67,584,724
 Unrealized loss on forward exchange contracts (Note 7) ...................      48,854,371
 Other liabilities ........................................................         399,869
                                                                             --------------
       Total liabilities ..................................................     146,194,379
                                                                             --------------
Net assets, at value ......................................................  $4,035,072,487
                                                                             --------------
Net assets consist of:
 Undistributed net investment income ......................................  $   15,930,330
 Net unrealized appreciation ..............................................     195,581,022
 Accumulated net realized loss ............................................    (109,565,904)
 Capital shares ...........................................................   3,933,127,039
                                                                             --------------
Net assets, at value ......................................................  $4,035,072,487
                                                                             --------------

MUTUAL BEACON FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002


CLASS Z:
 Net asset value and maximum offering price per share ($2,572,001,552 [DIVIDE] 227,448,186 shares outstanding)   $11.31
                                                                                                        --------
CLASS A:
 Net asset value per share ($918,983,078 [DIVIDE] 81,520,037 shares outstanding) .............................   $11.27
                                                                                                        --------
 Maximum offering price per share ($11.27 [DIVIDE] 94.25%) ...................................................   $11.96
                                                                                                        --------

CLASS B:
 Net asset value and maximum offering price per share ($100,404,932 [DIVIDE] 9,067,989 shares outstanding)* ..   $11.07
                                                                                                        --------

CLASS C:
 Net asset value per share ($443,682,925 [DIVIDE] 39,555,539 shares outstanding)* ............................   $11.22
                                                                                                        --------
 Maximum offering price per share ($11.22 [DIVIDE] 99.00%) ...................................................   $11.33
                                                                                                        --------


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

                       See notes to financial statements.

MUTUAL BEACON FUND
Financial Statements (CONTINUED)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


Investment income:
(net of foreign taxes of $4,577,790)
 Dividends - Unaffiliated issuers .....................................   $  69,242,462
 Interest:
  Unaffiliated issuers ................................................      49,535,350
  Non-controlled affiliated issuers (Note 9) ..........................         242,130
                                                                          -------------
      Total investment income .........................................     119,019,942
Expenses:
 Management fees (Note 3) .............................................      26,367,855
 Administrative fees (Note 3) .........................................       3,459,725
 Distribution fees (Note 3)
  Class A .............................................................       3,503,306
  Class B .............................................................         882,395
  Class C .............................................................       4,747,843
 Transfer agent fees (Note 3) .........................................       3,944,400
 Custodian fees .......................................................         460,900
 Reports to shareholders ..............................................         305,800
 Registration and filing fees .........................................          48,200
 Professional fees ....................................................         140,800
 Directors' fees and expenses .........................................         203,900
 Dividends on securities sold short ...................................         353,967
 Other ................................................................         124,000
                                                                          -------------
      Total expenses ..................................................      44,543,091
                                                                          -------------
           Net investment income ......................................      74,476,851
                                                                          -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ...............................................      26,616,377
  Written options (Note 1e) ...........................................         797,398
  Foreign currency transactions .......................................    (116,902,726)
  Securities sold short (Note 1f) .....................................         293,444
                                                                          -------------
      Net realized loss ...............................................     (89,195,507)
 Net unrealized depreciation on:
  Investments .........................................................    (472,457,163)
  Translation of assets and liabilities denominated in
 foreign currencies ...................................................     (53,443,689)
                                                                          -------------
      Net unrealized depreciation .....................................    (525,900,852)
                                                                          -------------
Net realized and unrealized loss ......................................    (615,096,359)
                                                                          -------------
Net decrease in net assets resulting from operations ..................   $(540,619,508)
                                                                          -------------

                       See notes to financial statements.

MUTUAL BEACON FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                    2002              2001
                                                                              -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................... $   74,476,851   $   59,221,520
  Net realized gain (loss) from investments and foreign
   currency transactions ....................................................    (89,195,507)     243,164,649
  Net unrealized depreciation on investments and translation of assets and
   liabilities denominated in foreign currencies ............................   (525,900,852)     (56,555,277)
                                                                              -------------------------------
     Net increase (decrease) in net assets resulting from operations ........   (540,619,508)     245,830,892
 Distributions to shareholders from:
  Net investment income:
   Class Z ..................................................................    (45,942,861)     (43,985,857)
   Class A ..................................................................    (12,956,322)     (10,478,965)
   Class B ..................................................................       (887,589)        (436,136)
   Class C ..................................................................     (3,238,926)      (2,248,038)
  Net realized gains:
   Class Z ..................................................................    (25,922,177)    (209,971,145)
   Class A ..................................................................     (9,280,244)     (64,099,567)
   Class B ..................................................................       (834,458)      (3,724,612)
   Class C ..................................................................     (4,411,692)     (32,280,791)
                                                                              -------------------------------
 Total distributions to shareholders ........................................   (103,474,269)    (367,225,111)
 Capital share transactions (Note 2):
  Class Z ...................................................................   (109,913,749)     118,192,707
  Class A ...................................................................     92,289,525      254,481,558
  Class B ...................................................................     50,136,321       49,746,758
  Class C ...................................................................     31,676,467       76,867,205
                                                                              -------------------------------
 Total capital share transactions ...........................................     64,188,564      499,288,228
     Net increase (decrease) in net assets ..................................   (579,905,213)     377,894,009
Net assets:
 Beginning of year ..........................................................  4,614,977,700    4,237,083,691
                                                                              -------------------------------
 End of year ................................................................ $4,035,072,487   $4,614,977,700
                                                                              -------------------------------
Undistributed net investment income included in net assets:
 End of year ................................................................ $   15,930,330   $    2,430,452
                                                                              -------------------------------


                       See notes to financial statements.

MUTUAL BEACON FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities in the U.S. and other countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL BEACON FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SYNTHETIC EQUITY SWAPS

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received collateral against loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

MUTUAL BEACON FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

J. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were 1.55 billion Fund shares authorized ($0.001 par value) of which 750 million, 300 million, 200 million, and 300 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                        YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                                2002                            2001
                                                    ---------------------------------------------------------
                                                         SHARES         AMOUNT          SHARES        AMOUNT
                                                    ---------------------------------------------------------
CLASS Z SHARES:
Shares sold ......................................   13,579,907  $ 170,501,945      14,920,544 $ 208,059,733
Shares issued on reinvestment of distributions ...    5,529,295     66,091,351      18,039,889   236,048,835
Shares redeemed ..................................  (28,451,189)  (346,507,045)    (23,568,837) (325,915,861)
                                                    ---------------------------------------------------------
Net increase (decrease) ..........................   (9,341,987) $(109,913,749)     9,391,596  $ 118,192,707
                                                    ---------------------------------------------------------

MUTUAL BEACON FUND
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                      YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                                2002                        2001
                                                    -----------------------------------------------------
                                                         SHARES       AMOUNT          SHARES       AMOUNT
                                                    -----------------------------------------------------
CLASS A SHARES:
Shares sold ......................................   24,205,719 $303,030,463      28,019,817 $390,386,173
Shares issued on reinvestment of distributions ...    1,766,999   21,202,504       5,476,534   71,282,073
Shares redeemed ..................................  (19,590,510)(231,943,442)    (15,135,050)(207,186,688)
                                                    -----------------------------------------------------
Net increase .....................................    6,382,208 $ 92,289,525      18,361,301 $254,481,558
                                                    -----------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                                2002                        2001
                                                    -----------------------------------------------------
                                                         SHARES       AMOUNT          SHARES       AMOUNT
                                                    -----------------------------------------------------
CLASS B SHARES:
Shares sold ......................................    5,026,631 $ 61,637,676       3,639,805 $ 49,880,303
Shares issued on reinvestment of distributions ...      134,635    1,598,913         301,562    3,831,562
Shares redeemed ..................................   (1,132,404) (13,100,268)       (296,216)  (3,965,107)
                                                    -----------------------------------------------------
Net increase .....................................    4,028,862 $ 50,136,321       3,645,151 $ 49,746,758
                                                    -----------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                                2002                        2001
                                                    -----------------------------------------------------
                                                         SHARES       AMOUNT          SHARES       AMOUNT
                                                    -----------------------------------------------------
CLASS C SHARES:
Shares sold ......................................    8,716,309 $107,842,436       8,345,100 $115,343,161
Shares issued on reinvestment of distributions ...      576,241    7,012,486       2,448,722   31,784,934
Shares redeemed ..................................   (6,983,210) (83,178,455)     (5,145,141) (70,260,890)
                                                    -----------------------------------------------------
Net increase .....................................    2,309,340 $ 31,676,467       5,648,681 $ 76,867,205
                                                    -----------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers or directors of Franklin Mutual Advisers, LLC, (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.

MUTUAL BEACON FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net asset of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $427,788 and $102,249, respectively.


4. INCOME TAXES

At December 31, 2002, the net unrealized appreciation/depreciation on the cost of investments and securities sold short for income tax purposes were as follows:

         Cost of investments ...................... $3,850,213,544
                                                    ---------------
         Unrealized appreciation ..................    530,572,829
         Unrealized depreciation ..................   (305,295,066)
                                                    ---------------
         Net unrealized appreciation .............. $  225,277,763
                                                    ---------------
         Distributable earnings - ordinary income . $   25,695,880
                                                    ---------------

The tax character of distributions paid during the year ended December 31, 2002 and 2001, was as follows:

      DISTRIBUTIONS PAID FROM:                           2002          2001
                                                    --------------------------
      Ordinary income ............................  $ 72,570,262  $ 95,251,267
      Long-term capital gain .....................    30,904,007   271,973,844
                                                    --------------------------
                                                    $103,474,269  $367,225,111
                                                    --------------------------

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment companies, losses realized subsequent to October 31 on the sales of securities and foreign currencies, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2002 of $38,149,091 and $150,345, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $100,172,351 which may be carried over to offset future capital gains. Such losses expire in 2010.

MUTUAL BEACON FUND
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2002 aggregated $2,082,475,156 and $1,931,628,425, respectively.

Transactions in options written during the year ended December 31, 2002 were as follows:

                                                      NUMBER
                                                  OF CONTRACTS    PREMIUM
                                                  -----------------------
        Options outstanding at December 31, 2001         --    $      --
        Options written .........................   435,260      969,697
        Options expired .........................  (159,062)    (467,704)
        Options terminated in closing transactions     (369)    (176,222)
        Options exercised .......................   (20,529)    (167,271)
                                                  -----------------------
        Options outstanding at December 31, 2002    255,300    $ 158,500
                                                  -----------------------


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $1,693,069 of dividend income from investment in the Sweep Money Fund.


7. FORWARD EXCHANGE CONTRACTS

At December 31, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                           IN      SETTLEMENT     UNREALIZED
CONTRACTS TO BUY:                                                     EXCHANGE FOR    DATE        GAIN (LOSS)
-----------------                                                     ----------------------------------------
   1,084,756  Swiss Franc .....................................  U.S.  $ 1,084,756  01/13/03  U.S.  $      374
   6,525,000  British Pounds ..................................         10,194,334  01/28/03           288,627
  52,489,150  Danish Krone ....................................          6,928,031  03/17/03           462,732
 116,883,683  Japanese Yen ....................................            976,612  03/24/03            11,421
   4,200,000  European Unit ...................................          4,057,935  03/25/03           334,268
  10,400,000  Norwegian Krone .................................          1,374,262  04/15/03           106,071
                                                                       -----------                  ----------
                                                                 U.S.  $24,615,930            U.S.  $1,203,493
                                                                       -----------                  ----------

CONTRACTS TO SELL:
   1,250,000  British Pounds ..................................  U.S.  $ 2,009,013  01/28/03  U.S.  $      635
 139,982,218  Canadian Dollars ................................         88,764,529  02/21/03           337,505
                                                                       -----------                  ----------
 ..............................................................  U.S.  $90,773,542                  $  338,140
                                                                       -----------                  ----------
              Unrealized gain on forward exchange contracts ...                                     $1,541,633
                                                                                                    ----------

MUTUAL BEACON FUND
Notes to Financial Statements (CONTINUED)


7. FORWARD EXCHANGE CONTRACTS (CONT.)

                                                                             IN      SETTLEMENT     UNREALIZED
CONTRACTS TO BUY:                                                       EXCHANGE FOR    DATE        GAIN (LOSS)
-----------------                                                       ----------------------------------------
   993,745,386  Japanese Yen ...................................   U.S. $ 8,401,524   03/24/03 U.S. $    (1,586)

CONTRACTS TO SELL:
    50,677,130  European Unit ..................................   U.S. $49,239,600   01/08/03 U.S. $(3,921,983)
    75,461,428  Swiss Franc ....................................         51,675,127   01/13/03       (2,916,372)
    77,819,589  British Pounds .................................        119,845,168   01/28/03       (5,178,537)
    35,575,000  European Unit ..................................         34,590,426   01/28/03       (2,695,787)
   107,569,499  Canadian Dollars ...............................         67,731,042   02/21/03         (220,808)
13,336,488,000  Korean Won .....................................         10,922,506   03/05/03         (254,742)
    52,765,000  British Pounds .................................         82,415,708   03/10/03       (2,122,994)
    65,883,759  European Unit ..................................         64,578,615   03/10/03       (4,363,412)
   418,636,490  Danish Krone ...................................         54,601,870   03/17/03       (4,344,467)
 6,605,193,051  Japanese Yen ...................................         54,597,708   03/24/03       (1,236,859)
    82,705,052  European Unit ..................................         80,291,223   03/25/03       (6,198,625)
   113,454,391  European Unit ..................................        111,235,303   03/25/03       (7,315,591)
   203,372,790  Norwegian Krone ................................         26,861,785   04/15/03       (2,086,224)
     7,953,939  European Unit ..................................          7,674,994   04/22/03         (634,097)
    15,366,804  European Unit ..................................         14,906,475   04/28/03       (1,142,921)
    61,060,651  British Pounds .................................         95,353,926   05/19/03       (2,001,739)
    43,559,035  European Unit ..................................         43,528,350   05/21/03       (1,926,991)
 2,055,833,951  Japanese Yen ...................................         17,146,238   06/24/03         (290,636)
                                                                       ------------                -------------
                                                                   U.S. 987,196,064                 (48,852,785)
                                                                       ------------                -------------
              Unrealized loss on forward exchange contracts ....                                    (48,854,371)
                                                                                                   -------------
               Net unrealized loss on forward exchange contracts                               U.S.$(47,312,738)
                                                                                                   -------------

MUTUAL BEACON FUND
Notes to Financial Statements (CONTINUED)


8. RESTRICTED SECURITIES
At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

                                                                   ACQUISITION
NUMBER OF SHARES                             ISSUER                   DATE          COST          VALUE
---------------------------------------------------------------------------------------------------------
       895    International Steel Group ........................     4/10/02   $ 11,161,250  $ 41,393,750
         1    Lancer Industries Inc., B ........................     8/11/89          5,129       574,020
   595,496    Leucadia National Corp. ..........................    12/20/02     20,991,234    19,996,160
         2    Leucadia National Corp., cvt., pfd. ..............    12/20/02      9,501,426     9,051,018
   320,100    Montpelier Re Holdings Ltd. ......................    12/11/01      5,335,000     8,757,936
10,862,000    Nippon Investment LLC ............................     2/14/01     10,726,173    11,677,736
   106,700    Olympus Re Holdings Ltd. .........................    12/19/01     10,670,000    12,408,143
    15,572    PG & E Corp., wts., 9/2/06 .......................    10/29/02             --       194,666
    35,312    Rotech Medical Corp. .............................     3/27/02        141,244           --
   230,201    Security Capital European Realty .................     4/08/98      4,945,318     3,240,655
   139,203    White Mountains Insurance Group Inc. .............    10/22/02     41,064,885    40,466,312
   100,000    White Mountains Insurance Group Inc., cvt., pfd. .     6/01/01     20,000,000    30,685,000
                                                                                            -------------
TOTAL RESTRICTED SECURITIES (4.42% OF NET ASSETS) ..............                             $178,445,396
                                                                                            -------------

MUTUAL BEACON FUND
Notes to Financial Statements (CONTINUED)

9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2002 were as shown below.

                                                                                                             REALIZED
                           NUMBER OF                          NUMBER OF                                       CAPITAL
                          SHARES HELD    GROSS      GROSS    SHARES HELD      VALUE     INVESTMENT INCOME    GAIN/LOSS
NAME OF ISSUER           DEC. 31, 2001 ADDITIONS REDUCTIONS DEC. 31, 2002 DEC. 31, 2002  1/1/02-12/31/02  1/1/02-12/31/02
-------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Fine Host Corp. .........   507,977         --        --        507,977    $ 3,997,779     $     --             $--
Kindred Healthcare Inc* .   677,238      5,047        --        682,285     11,764,947           --              --
Kindred Healthcare Inc wts,
  Series A, 4/20/06* ....   121,432         --        --        121,432        505,279           --              --
Kindred Healthcare Inc wts,
  Series B, 4/20/06* ....   303,580         --        --        303,580      1,100,250           --              --
Nippon Investment LLC ...10,862,000         --        --     10,862,000     11,677,736           --              --
Southwest Royalties Inc., A      --     69,184        --         69,184      2,075,530           --              --
Southwest Royalties Inc.
  10.50% 6/30/2004 ......        --  4,612,289      (289)     4,612,000      4,612,000      242,130             $--
                                                                           ----------------------------------------------
TOTAL NON-CONTROLLED
  AFFILIATES ............                                                  $35,733,521     $242,130             $--
                                                                           ----------------------------------------------

*A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

REPORT OF ERNST AND YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and
Shareholders of Mutual Beacon Fund

We have audited the accompanying statement of assets and liabilities of Mutual Beacon Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2002, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Beacon Fund, a portfolio of Franklin Mutual Series Fund Inc. at December 31, 2002, the results of the operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                            \S\ERNST & YOUNG LLP
                                                               ERNST & YOUNG LLP

Boston, Massachusetts
January 31, 2003

MUTUAL BEACON FUND
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 33.61% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until the person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                  LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION         TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, Ph.D. (61)     Director         Since 1987          6            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS::
Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.
------------------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (44)             Director         Since 1994          6            Independent Director, SLM Corporation
51 John F. Kennedy Parkway                                                         (Sallie Mae).
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (73)         Director         Since 2002          14           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry.
------------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)        Director         Since 1996          27           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY,Executive-in-residence, Eckerd College (1991-2002); Chairman and Director,
Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the Board and
Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (72)         Director         Since 1974          6            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and Partner and Owner
McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                  LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION         TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)            Director         Since 1996          27           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

CHARLES RUBENS II (72)           Director         Since 1998          11           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (77)               Director         Since 1996          11           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of
the Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (56)              Director         Since 1991          9            Director, El Oro Mining and Exploration
51 John F. Kennedy Parkway                                                         Company, p.l.c. and The Exploration
Short Hills, NJ 07078                                                              Company, p.l.c.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                  LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION         TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (77)        Director         Since 1996          16           None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; President, Franklin Advisory Services,
LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (63)           Director         Since 2002          6            Director, Fortune Brands, Inc. (consumer
600 5th Avenue, 7th Floor                                                          products) and Merck & Co. Inc.
New York, NY 10020 - 2302                                                          (pharmaceuticals)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.

------------------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                  LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION         TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (40)          Director,        Director since      6            None
51 John F. Kennedy Pkwy.         President,       2001, President
Short Hills, NJ 07078-2702       Chairman of      since 1999,
                                 the Board        Chairman of
                                 and Chief        the Board and
                                 Executive        Chief Executive
                                 Officer -        Officer -
                                 Investment       Investment
                                 Management       Management
                                                  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of one of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)            Senior Vice      Since 2002    Not Applicable     None
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)               Vice President   Since 2000    Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director,
Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)            Vice President   Since 2000    Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                  LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION         TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)           Vice President   Since 2002    Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and
600 5th Avenue                   - AML                                             Lingnan Foundation.
Rockefeller Center               Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (41)          Treasurer and    Treasurer     Not Applicable     None
500 East Broward Blvd.           Chief Financial  since 2000
Suite 2100                       Officer          and Chief
Fort Lauderdale, FL 33394-3091                    Financial
                                                  Officer since
                                                  2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)           Vice President   Since 2000    Not Applicable     None
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Resources, Inc., which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.


The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 1
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           12/02

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)      One Franklin Parkway
       INVESTMENTS            San Mateo, CA  94403-1906





WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.





ANNUAL REPORT
MUTUAL BEACON FUND

CHAIRMAN OF THE BOARD and
PRESIDENT
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current
Mutual Beacon Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

[RECYCLE LOGO OMITTED]      Printed on recycled paper



476 A2002 02/03